UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

Filed by the Registrant

☒

Filed by a Party other than the Registrant

☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Materials Under Rule 14a-12

SYNUTRA INTERNATIONAL, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)

Proposed maximum aggregate value of transaction:

(5)

Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid: ______________________________________________________________________

(2)

Form, Schedule or Registration Statement No.:  ____________________________________________________

(3)

Filing Party: ________________________________________________________________________________

(4)

Date Filed: _________________________________________________________________________________

SYNUTRA INTERNATIONAL, INC.

2275 Research Boulevard, Suite 500

Rockville, Maryland 20850

SUPPLEMENT TO THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FOR
THE ANNUAL MEETING OF STOCKHOLDERS
To be held on March 5, 2013 at 11:00 A.M., Local Time
At the Synutra International Building, 106 Dong Lu Yuan, Tongzhou District, Beijing 10101, China

Dear Stockholders:

This supplement provides updated and amended information with respect to our annual meeting of stockholders. Except as amended or supplemented by the information contained in this supplement, all information set forth in the proxy statement dated January 22, 2013 remains accurate and should be considered in casting your vote by proxy or in person at the annual meeting.

The purpose of this supplement is to revise the list of nominees for election to our board of directors as set forth in the notice of annual meeting and proxy statement dated January 22, 2013. Mr. Yiu-Chun Chan has informed the Company that he does not intend to stand as a nominee for election to our board of directors. Mr. Chan was identified as a director in the proxy statement and had been nominated for election as a Class II director at the annual meeting. Our board of directors has determined not to nominate a replacement for Mr. Chan and has acted to reduce the size of our board to seven directors.

If you have already submitted your proxy, you do not need to take any action unless you wish to change your vote. This supplement does not change the proposals to be acted upon at the annual meeting, which are described in the proxy statement, except that Mr. Chan will no longer be standing for election as a director. No votes received prior to or after the date of this supplement will be counted for or against the election of Mr. Chan to our board of directors.

Our Annual Report, proxy statement, proxy card and this supplement can be viewed at www.envisionreports.com/SYUT in accordance with the rules of the U.S. Securities and Exchange Commission.

By Order of the Board of Directors,

Liang Zhang
Chairman of the Board of Directors
February 13, 2013

All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, and in case you have not already done so, you are urged to vote online, or by completing and mailing the proxy card that was enclosed with your proxy statement if you had requested a copy thereof as promptly as possible. For specific instructions for voting online, by telephone or by mail, please see the Notice of Internet Availability. Any stockholder attending the meeting may vote in person even if the stockholder has previously returned a proxy.

SUPPLEMENTAL INFORMATION

Resignation of Yiu-Chun Chan and Reduction in Size of the Board of Directors

Yiu-Chun Chan has informed the Company that he does not intend to stand as a nominee for election to our board of directors. Mr. Chan was identified as a director in our proxy statement and had been nominated for election at the annual meeting as a Class II director to serve for a term ending on the date of the third annual meeting of stockholders following the upcoming annual meeting on March 5, 2013.

Effective as of the Annual Meeting, our board of directors has reduced the size of the board from eight directors to seven directors in order to eliminate the vacancy created by Mr. Chan’s not standing for re-election. Accordingly, the board will include seven directors who are divided into three classes. The Class I directors will continue to be Liang Zhang, Joseph Chow and Donghao Yang. As a result of Mr. Chan’s not standing for re-election, the Class II directors will be Jinrong Chen and David Hui Li (subject to their re-election at the Annual Meeting). The Class III directors will continue to be Lei Lin and Min Zhang.

As a result of Mr. Chan’s resignation, only two directors will stand for election at the annual meeting. As more fully described in the proxy statement, our board of directors has nominated Jinrong Chen and David Hui Li as Class II directors. Our board of directors recommends a vote “FOR” Jinrong Chen and David Hui Li to our board of directors.

VOTING; REVOCABILITY OF PROXIES

If you have already submitted your proxy, you do not need to take any action unless you wish to change your vote. Proxies that have already been received by stockholders will remain valid and will be voted at the annual meeting unless revoked. Shares represented by proxies received before the annual meeting will be voted for the directors nominated by the board of directors as instructed by the proxies, except that votes will not be cast for Mr. Chan as he is no longer a nominee for election to the board of directors. No other person has been nominated by the board of directors to replace Mr. Chan.

You may change your vote at any time prior to the taking of the vote at the annual meeting. If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy), (2) providing a written notice of revocation to our Corporate Secretary at Synutra International, Inc., 2275 Research Boulevard, Suite 500, Rockville, Maryland, 20850, prior to your shares being voted, or (3) attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee, or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee, or nominee giving you the right to vote your shares, by attending the annual meeting and voting in person.

TRANSACTION OF OTHER BUSINESS

Our board of directors knows of no matters other than those described in the proxy statement to be submitted at the annual meeting. If any other matters properly come before the annual meeting, it is the intention of the persons named in the proxy card accompanying the proxy statement to vote the shares they represent as our board of directors may recommend.